UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2001

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	States of Incorporation	I.R.S. Employer I.D. Number
1-16163	WGL Holdings, Inc. 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
1-1483	Washington Gas Light Company 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:    None

Item 5. Other Events

Item 5. Other Events

On June 27, 2001, the Boards of Directors of WGL Holdings, Inc. (WGL Holdings) and Washington Gas Light Company (Washington Gas) elected Beverly J. Burke, Vice President and General Counsel of WGL Holdings and Washington Gas effective July 1, 2001. Burke was formerly Vice President and Assistant General Counsel of Washington Gas, the regulated utility subsidiary of WGL Holdings. Burke replaces John K. Keane, Jr. who will go on leave pending retirement on October 1, 2001 and will retire effective January 1, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          WGL Holdings, Inc.
                                                                                                     and
                                                                             Washington Gas Light Company
                                                                                             (Registrants)

Date             July 5, 2001                                                  /s/ Robert E. Tuoriniemi
                                                                                               Robert E.Tuoriniemi
                                                                                                         Controller
                                                                                             (Principal Accounting Officer)